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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 October 1, 2007

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     001-13783                76-0542208
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)

    1800 West Loop South, Suite 500
             Houston, Texas                                        77027
         (Address of principal                                   (Zip Code)
           executive offices)

       Registrant's telephone number, including area code: (713) 860-1500

  (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On October 1, 2007, Integrated Electrical Services, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries (collectively, the "Indemnitors") entered into the third amendment (the "Third Amendment") and the fourth amendment (the "Fourth Amendment") to the Restated Underwriting, Continuing Indemnity, and Security Agreement, dated as of May 12, 2006 (as amended, the "Surety Agreement"), with Federal Insurance Company and certain of its affiliates and subsidiaries and their respective co-sureties and reinsurers (collectively, the "Surety"). Pursuant to the Third Amendment, which was effective as of May 1, 2007, the limitation on the Bonded Backlog (as defined in the Surety Agreement) was increased from $80,000,000 to $100,000,000 and pursuant to the Fourth Amendment, the limitation on the Bonded Backlog was further increased from $100,000,000 to $150,000,000. Under the Third Amendment, the Indemnitors agreed to pay the Surety a facility fee of $100,000, which payment was deducted from the existing pledged collateral for the bonds.

      The foregoing description of the Third Amendment and Forth Amendment is qualified in its entirety by reference to the Third Amendment and Forth Amendment, which are incorporated herein by reference and attached hereto as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01 Financial Statements and Exhibits.

      (d)   Exhibits.

      Exhibit
      Number      Description
      ------      -----------
      10.1        Third  Amendment,  dated as of May 1,  2007,  to the  Restated
                  Underwriting, Continuing Indemnity, and Tecurity Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc., certain of its Subsidiaries and Federal Insurance Company and certain of its affiliates

      10.2 Fourth Amendment, dated as of October 1, 2007, to the Restated Underwriting, Continuing Indemnity, and Security Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc., certain of its subsidiaries and Federal Insurance Company and certain of its affiliates


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTEGRATED ELECTRICAL SERVICES, INC.


                                   By: /s/ Curt L. Warnock
                                       -----------------------------------------
                                       Curt L. Warnock
                                       Senior Vice President and General Counsel

Date: October 1, 2007


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

                                  EXHIBIT INDEX

   Exhibit
   Number         Description
   ------         -----------
    10.1          Third  Amendment,  dated as of May 1,  2007,  to the  Restated
                  Underwriting, Continuing Indemnity, and Security Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc., certain of its subsidiaries and Federal Insurance Company and certain of its affiliates

    10.2 Fourth Amendment, dated as of October __, 2007, to the Restated Underwriting, Continuing Indemnity, and Security Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc., certain of its subsidiaries and Federal Insurance Company and certain of its affiliates


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